SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	February 23, 2005 ----------------------

SAN DIEGO GAS & ELECTRIC COMPANY
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(Exact name of registrant as specified in its charter)

CALIFORNIA --------------------------------	1-3779 --------------------------------	95-1184800 --------------------------------
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

8330 CENTURY PARK COURT, SAN DIEGO, CA ------------------------------------------------------------------	92123 ----------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000 -------------------

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(Former name or former address, if changed since last report.)

FORM 8-K

Item 2.02 Results of Operations and Financial Condition

On February 23, 2005, Sempra Energy, of which San Diego Gas & Electric Company is a consolidated subsidiary, issued its earnings press release for the fourth quarter of 2004. The Sempra Energy financial information contained in the press release includes, on a consolidated basis, information regarding San Diego Gas & Electric Company's results of operations and financial condition. A copy of the press release is attached as Exhibit 99.1. The information furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing of Sempra Energy, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 February 23, 2005 Sempra Energy News Release (including tables)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

San Diego Gas & Electric Company

Date: February 23, 2005	By: /s/ S.D. Davis -----------------------------------------
Name: S.D. Davis Sr. Vice President-External Relations and Chief Financial Officer